                                                                    Exhibit 21.2

                        WFS FINANCIAL 1996-A OWNER TRUST
                          Distribution Date Statement
                for Master Service Report Date of July 31, 1996
                   for Distribution Date of September 1, 1996






  COLLECTIONS
                                                                                                                  DOLLARS
  Payments received                                                                                             58,719,995.09


     Plus:
         Servicer Advances                                                                       1,914,406.69
         Reimbursement of holds                                                                    882,615.30
                                                                                                -------------
                                                                                                                 2,797,021.99

       Less:
         Reimbursement Advances
         Funds deposited in Holds Account                                                        1,357,952.48
                                                                                                 1,000,435.80
                                                                                                -------------
                                                                                                                 2,358,388.28
                                                                                                               --------------
  Total Funds Available for Distribution                                                                        59,158,628.80
                                                                                                               ==============




  DISTRIBUTIONS


     Servicing Fee                                                                               1,958,157.00
     Trustee and Other Fees                                                                        178,821.42
     Other Miscellaneous Payments                                                                  191,481.64
                                                                                                -------------
                                                                                                                 2,328,460.06

     Note Interest Distributable Amount - Class A-1                                 466,694.66
     Note Interest Distributable Amount - Class A-2                               2,066,250.00
     Note Interest Distributable Amount - Class A-3                               1,739,375.00
     Note Interest Distributable Amount - Class A-4                               1,383,750.00
     Note Interest Distributable Amount - Class A-5                                 455,015.63
                                                                                 -------------
         Total Note Interest Distributable Amount                                 6,111,085.29

     Certificate Interest Distributable Amount                                      526,225.00
                                                                                 -------------
  Total Interest Distribution                                                                    6,637,310.29



     Note Principal Distributable Amount - Class A-1                             34,893,058.76
     Note Principal Distributable Amount - Class A-2 thru A-5                     9,864,484.72

     Certificate Principal Distributable Amount                                     884,689.62
                                                                                 -------------
  Total Principal Distribution                                                                  45,642,233.10
                                                                                                -------------
  Total Principal and Interest Distribution                                                                     52,279,543.39

     Spread Account Deposit                                                                                      4,550,625.35


  Total Distributions                                                                                           59,158,628.80
                                                                                                               ==============

                        WFS FINANCIAL 1996-A OWNER TRUST
                          Distribution Date Statement
                for Master Service Report Date of July 31, 1996
                   for Distribution Date of September 1, 1996





  PORTFOLIO DATA:
                                                                             # of loans
        Beginning Security Balance                                                  42,535                 447,393,058.76

               Less-Scheduled Principal Balance                                          0  19,900,952.27
                 Full Prepayments                                                    2,624  20,244,214.04
                 Partial Prepayments                                                     0           0.00
                 Liquidations                                                          585   5,497,066.79
                                                                                            -------------
                                                                                                            45,642,233.10
                                                                                                           --------------
        Ending Security Balance                                                     39,326                 401,750,825.66

  OTHER RELATED INFORMATION:

  Spread Account:

     Beginning Balance                                                                      17,063,996.12
           Deposits                                                                          4,550,625.35
           Reductions                                                                                0.00
                                                                                            -------------
     Ending Balance                                                                                         21,614,621.47

     Beginning Initial Deposit Repayment                                                    14,550,000.00
           Repayments                                                                                0.00
                                                                                            -------------
     Ending Initial Deposit Repayment                                                                       14,550,000.00

  Modified Accounts:
     Principal Balance                                                                               0.00%           0.00
     Scheduled Balance                                                                               0.00%           0.00

  Servicer Advances
     Beginning Unreimbursed Advances:                                                        1,318,670.65
     New Advances                                                                            1,914,406.69
     Advances Reimbursed                                                                     1,357,952.48
                                                                                            -------------
     Ending Unreimbursed Advances:                                                                           1,875,124.86

  Holding Account:
     Beginning Balance                                                                         798,686.80
     Funds Deposited                                                                         1,000,435.80
     Withdrawal to Collection Account                                                          882,615.30
                                                                                            -------------
     Ending Balance                                                                                            916,507.30

  Net Charge-Off Data:                                                       # of loans
     Charge-Offs                                                                       600   2,880,375.66
     Recoveries                                                                        274     556,169.05
                                                                                            -------------
     Net Charge-Offs                                                                   326                   2,324,206.61

  Delinquencies ( P&I):                                                      # of loans
     30-59 Days                                                                        365   3,538,511.78
     60-89 Days                                                                        119   1,128,611.25
     90-119 Days                                                                        55     516,486.00
     120-149 Days                                                                        0           0.00
     150 days and over                                                                   0           0.00



  Repossessions                                                                        123     654,950.45

  Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of
     the Sale and Servicing Agreement)                                                   0                           0.00

  Charge-Off Percentage                                                                                              2.14%
  Delinquency Percentage                                                                                             0.48%

  WAC                                                                                                             15.3956%
  WAM                                                                                                              51.408

     WFS Financial Inc. as Master Servicer, certifies that all computations presented reflect accurate information as of and were performed in conformity with the Sale and Servicing Agreement dated June 1, 1996

                        WFS FINANCIAL 1996-A OWNER TRUST
                          Distribution Date Statement
                for Master Service Report Date of July 31, 1996
                   for Distribution Date of September 1, 1996




                     Original       Beginning                     Prior    Current                      Remaining          TOTAL
                    Principal     Outstanding                 Principal  Principal                    Outstanding      PRINCIPAL
                      Balance       Principal     Principal   Carryover  Carryover      Principal       Principal   AND INTEREST
    Classes                           Balance  Distributable  Shortfall  Shortfall   Distribution         Balance   DISTRIBUTION
   A-1          72,500,000.00   34,893,058.76  34,893,058.76       0.00       0.00  34,893,058.76            0.00  35,359,753.42

   A-2         145,000,000.00  145,000,000.00   9,864,484.72       0.00       0.00   9,864,484.72  135,135,515.28  11,930,734.72

   A-3         115,000,000.00  115,000,000.00           0.00       0.00       0.00           0.00  115,000,000.00   1,739,375.00

   A-4          90,000,000.00   90,000,000.00           0.00       0.00       0.00           0.00   90,000,000.00   1,383,750.00

   A-5          28,550,000.00   28,550,000.00           0.00       0.00       0.00           0.00   28,550,000.00     455,015.63

Certificate     33,950,000.00   33,950,000.00     884,689.62       0.00       0.00     884,689.62   33,065,310.38   1,410,914.62





      TOTAL    485,000,000.00  447,393,058.76  45,642,233.10       0.00       0.00  45,642,233.10  401,750,825.66  52,279,543.39


                                                 Prior    Current
                                              Interest   Interest                                        Deficiency       Policy
       Note         Interest     Calculated  Carryover  Carryover      Interest                               Claim        Claim
    Classes             Rate     Interest    Shortfall  Shortfall  Distribution                              Amount       Amount
   A-1                  5.35%    466,694.66       0.00       0.00    466,694.66                                0.00         0.00

   A-2                  5.70%  2,066,250.00       0.00       0.00  2,066,250.00                                0.00         0.00

   A-3                  6.05%  1,739,375.00       0.00       0.00  1,739,375.00                                0.00         0.00

   A-4                  6.15%  1,383,750.00       0.00       0.00  1,383,750.00                                0.00         0.00

   A-5                  6.38%    455,015.63       0.00       0.00    455,015.63                                0.00         0.00

Certificate             6.20%    526,225.00       0.00       0.00    526,225.00                                0.00         0.00


                                                                                                               0.00         0.00



                                                                                   Note Percentage                     91.769697%

                                                                                   Certificate Percentage               8.230303%
  TOTAL                        6,637,310.29       0.00       0.00  6,637,310.29

                        WFS FINANCIAL 1996-A OWNER TRUST
                          Statement to Securityholders
                for Master Service Report Date of July 31, 1996
                   for Distribution Date of September 1, 1996
                                  Class   A-1





     Original Principal Balance                                                     72,500,000.00




                                                                                                       PER $1000
                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                   TOTALS            BALANCE
    Aggregate Unpaid Principal Balance
      as of Prior Distribution Date                                            34,893,058.76            481.283569

    Aggregate Unpaid Principal Balance
      as of Current Distribution Date                                                   0.00              0.000000

                      Pool Factor                                                   0.000000

Principal Distributable Amount:

    Principal Distributable Amount                           34,893,058.76                              481.283569


          Plus: Prior Principal Carryover Shortfall                   0.00                                0.000000
          Less: Current Principal Carryover Shortfall                 0.00                                0.000000
                                                             -------------

    Total Principal Distributable Amount                                       34,893,058.76            481.283569


Interest Distributable Amount:

    Interest Distributable Amount                               466,694.66                                6.437168

          Plus: Prior Interest Carryover Shortfall                    0.00                                0.000000
          Less: Current Interest Carryover Shortfall                  0.00                                0.000000
                                                             -------------
    Total Interest Distributable  Amount                                          466,694.66              6.437168



                                                                                                       PER $1000
                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                              ORIG PRIN BAL
    Servicing Fee                                             1,958,157.00                                4.037437

    Spread Account Deposit                                    4,550,625.35                                     n/a

    Note Percentage                                              91.769697%                                    n/a

    Certificate Percentage                                        8.230303%                                    n/a